Exhibit 21.1

CORPORATE PROPERTY ASSOCIATES 17 – GLOBAL INCORPORATED
LIST OF REGISTRANT SUBSIDIARIES

Name of Subsidiary	Ownership	State or Country of Incorporation
500 Jefferson Manager (DE) LLC	100%	Delaware
500 Jefferson Tower (TX) LLC	100%	Delaware
6000 Nathan (MN) LLC	100%	Delaware
601 Jefferson Manager (DE) LLC	100%	Delaware
601 Jefferson Tower (TX) LLC	100%	Delaware
620 Eighth GP NYT (NY) LLC	100%	Delaware
620 Eighth Lender NYT (NY) Limited Partnership	55%	Delaware
620 Eighth NYT (NY) Limited Partnership	55%	Delaware
Agro LDCII d.o.o.	100%	Croatia
AIRLIQ (TX) LLC	100%	Delaware
Airliq II (IL) LLC	100%	Delaware
Alamo WPC Storage (TX) LLC	100%	Delaware
American GL Cathedral Storage 17 (CA) LLC	100%	Delaware
American GL Pearl Storage 17 (HI) LLC	100%	Delaware
American JH Storage 17 (Multi) LLC	100%	Delaware
American Subsequent Storage 17 (Multi) LLC	100%	Delaware
American WPC Storage (Multi) LLC	100%	Delaware
American WPC Storage TRS 17-1 (DE) Inc.	100%	Delaware
Ang (Multi) LLC	100%	Delaware
Ang II (Multi) LLC	100%	Delaware
Ang III (Multi) LLC	100%	Delaware
Araxos Sp. Z.o.o.	100%	Poland
Auto Investor 17 (DE) LLC	100%	Delaware
Avasu (AZ) LLC	100%	Delaware
BBQ Storage 17 (NY) LLC	100%	Delaware
BBQ Storage Lender (NY) LLC	100%	Delaware
Bear T (OH) LLC	100%	Delaware
Beaumont Storage 17 (CA) LLC	100%	Delaware
Berrocal, Sp. Z.o.o.	100%	Poland
BG Cold (GA) LLC	100%	Delaware
BG Ground Terminal (CA) LLC	100%	Delaware
BG Terminal (CA) LLC	100%	Delaware
BG Terminal Investor (CA) LLC	100%	Delaware
Bohr Bolt (OH) LLC	100%	Delaware
Bohr Bolt II (OH) LLC	100%	Delaware
Bplast 17 Member (DE) LLC	100%	Delaware
Bplast Expansion Landlord (IN) LLC	100%	Delaware
Bplast Expansion Member (IN) 17 LLC	100%	Delaware
Bplast Landlord (DE) LLC	50%	Delaware
Bplast Two Landlord (IN) LLC	50%	Delaware
Bplast Two Member (IN) 17 LLC	100%	Delaware

LIST OF REGISTRANT SUBSIDIARIES (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
BPS Nevada, LLC	15%	Delaware
Breof BNK3A Independence LP	100%	Delaware
Breof BNK3A Memorial LP	100%	Delaware
BT (Multi) LLC	100%	Delaware
C5 Eiendom AS	49%	Norway
C5 Eiendom IS	50%	Norway
Cantina 17 Landlord (IL) LLC	100%	Delaware
Cantina 17 Manager (IL) LLC	100%	Delaware
Carey 17 Broadway Holdings (NY) LLC	100%	Delaware
Carey 17 Bway (NY) LLC	100%	Delaware
Carey 17 Harmon LLC	100%	Delaware
Carey 17 Harmon Preferred, LLC	100%	Delaware
Carey 17 ORL (LLC)	100%	Delaware
Cathedral City Storage 17 (CA) LLC	100%	Delaware
Cherry Valley Storage 17 (IL) LLC	100%	Delaware
CIV-News (Multi) LP	100%	Delaware
CIV-News GP (DE) LLC	100%	Delaware
CLA (MO) LLC	100%	Delaware
CP GAL Plainfield, LLC	45%	Delaware
CPA 17 Asia Holdings LLC	100%	Delaware
CPA 17 Financiering B.V.	100%	Netherlands
CPA 17 International Holding and Financing LLC	100%	Delaware
CPA 17 Pan-European Holding Cooperatif UA	100%	Netherlands
CPA 17 SB1 Lender LLC	100%	Delaware
CPA 17 SB2 Lender LLC	100%	Delaware
CPA 17 SBOP JV Member LLC	100%	Delaware
CPA 17 SBPROP JV Member LLC	100%	Delaware
CPA:17 Limited Partnership	100%	Delaware
CQ Landlord (MI) LLC	100%	Delaware
CQ Landlord (Multi) LLC	100%	Delaware
CQ Mezz Manager (Multi) LLC	100%	Delaware
CU-SOL (VA) LLC	100%	Delaware
Dragon Godo Kaisha	100%	Japan
ED Landlord (GA) LLC	100%	Delaware
Ed Landlord Four (DE) LLC	100%	Delaware
Ed Landlord Two (DE) LLC	100%	Delaware
Eros 17-10 B.V.	100%	Netherlands
Eros II Basque 17-15 B.V.	100%	The Netherlands
Eros II Spain 17-16 B.V.	30%	The Netherlands
Fayetteville Storage 17 (NC) LLC	100%	Delaware
FIS (MI) LLC	100%	Delaware
Flagland Spain, S.L.	100%	Spain
Flan 1 (IL) LLC	100%	Delaware
Flan 4 (Multi) LLC	100%	Delaware
Flan Hud (NY) LLC	100%	Delaware

LIST OF REGISTRANT SUBSIDIARIES (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Flatlands Self Storage NYC Mezz, LLC	100%	Delaware
Flatlands Self Storage NYC, LLC	100%	Delaware
Flex (NE) LLC	100%	Delaware
Flex Member (NE) LLC	100%	Delaware
Flipper (FL) LLC	100%	Delaware
FRO Man Member 17 (NC) LLC	100%	Delaware
FRO Spin (NC) LLC	60%	Delaware
Galadean Sp. z o.o.	100%	Poland
GEMCHI (IL) LLC	100%	Delaware
Go Green (OH) LLC	100%	Delaware
Goldyard S.L.	30%	Spain
Granite Landlord (GA) LLC	100%	Delaware
H2 17 Investor (GER) LLC	100%	Delaware
H2 Investor (GER) QRS 14-104 LLC	100%	Delaware
Health Landlord (MN) LLC	100%	Delaware
Hellweg GmbH & Co. Vermögensverwaltungs KG	36%	Germany
Hesperia Storage 17 (CA) LLC	100%	Delaware
HF Landlord (SC) LLC	100%	Delaware
HF Member (SC) LLC	100%	Delaware
HF Two Landlord (SC) LLC	100%	Delaware
HLWG B Note Purchaser (DE) LLC	33%	Delaware
HLWG Two (GER) LLC	33%	Delaware
HNGS AUTO (MI) LLC	100%	Delaware
HOB (TX) LLC	100%	Delaware
Hoe Management GmbH	36%	Germany
Holiday Storage 17 (FL) LLC	100%	Delaware
ICALL BTS (VA) LLC	100%	Delaware
ID Center (FL) LLC	100%	Delaware
ID Wheel (FL) LLC	100%	Delaware
Industrial Center 7 Sp. Zoo	100%	Poland
INGESCORP 2008, Sociedad Limitada	100%	Spain
JPTampa (FL) LLC	100%	Delaware
JPTampa Management (FL) LLC	100%	Delaware
KRO (IL) LLC	100%	Delaware
Lake Street Storage 17 (HI) LLC	100%	Delaware
Laurken (IL) LLC	100%	Delaware
Lewisville Dealer 17 (TX) LLC	100%	Delaware
Loznica D.o.o	100%	Croatia
LT Fit (AZ-MD) LLC	100%	Delaware
M DUE	100%	Italy
Madde Investment Sp.z.o.o.	100%	Poland
Madison Storage NYC, LLC	100%	Delaware
Medical (Multi) LLC	100%	Delaware
Merge (WI) LLC	100%	Delaware
Mill Storage 17 (CA) LLC	100%	Delaware

LIST OF REGISTRANT SUBSIDIARIES (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Morisek Hoffman (IL) LLC	100%	Delaware
MSTEEL (IL) LLC	100%	Delaware
MWI Investor 17 (TX) LP	100%	Delaware
MWI Investor GP 17 (TX) LLC	100%	Delaware
National Storage 17 (Multi) LLC	100%	Delaware
Northwest Storage 17 (IL) LLC	100%	Delaware
Oak Creek 17 Investor (WI) LLC	100%	Delaware
OPH Storage 17 (FL) LLC	100%	Delaware
ORL 17-LB (FL) LLC	100%	Delaware
Pend (WI) LLC	100%	Delaware
Pend II (OH-IN) LLC	100%	Delaware
Pole Landlord (LA-TX) LLC	100%	Delaware
RACO (AZ) LLC	100%	Delaware
RACO TWO (AZ) LLC	100%	Delaware
RRD (IL) LLC	100%	Delaware
SAB (IA) LLC	100%	Delaware
Sekeslog 17 UAB	100%	Lithuania
SFT INS (TX) LLC	50%	Delaware
Shelborne Operating Associates LLC	33%	Delaware
Shelborne Property Associates LLC	33%	Delaware
Shovel Management GmbH	33%	Germany
Sopot Adriatic d.o.o.	100%	Croatia
SP Label (TN) LLC	100%	Delaware
Stocksanden SL	100%	Spain
Stone Oak 17 (TX) LLC	100%	Delaware
Stor-Move UH 14 Business Trust	100%	Massachusetts
Sunpro (KY) LLC	100%	Delaware
TDG Cold 17-14 B.V.	100%	The Netherlands
Tech (GER) 17-1 BV	100%	Netherlands
Tech Landlord (GER) LLC	70%	Delaware
Third Avenue Self Storage NYC, LLC	60%	Delaware
Townline Storage 17 (IL) LLC	100%	Delaware
TSO-Hungary KFT	49%	Hungary
UH Storage (DE) Limited Partnership	12%	Delaware
USO Landlord (TX) LLC	100%	Delaware
Vellam Investments sp z.o.o.	100%	Poland
Veritas Group IX-NYC, LLC	60%	Delaware
Wanbi Investor LLC	100%	Delaware
West Farms Self Storage NYC Mezz, LLC	100%	Delaware
West Farms Self Storage NYC, LLC	100%	Delaware
WGN (GER) LLC	67%	Delaware
Wheeler Dealer 17 Multi, LLC	100%	Delaware
Wheeler Mezzanine JV (DE) LLC	100%	Delaware
WILLFA (IL) LLC	100%	Delaware
Wlgrn (NV) LLC	100%	Delaware

LIST OF REGISTRANT SUBSIDIARIES (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
WPC 17 Adler GmbH & Co. KG	100%	Germany
WPC 17 Adler Verwlatungs GmbH	100%	Germany
WPC 17 Green Sp. z o.o	100%	Poland
WPC 17 Polk Sp. z o.o.	100%	Poland
WPC Adler 17-31 B.V.	100%	Netherlands
WPC Agro 5 d.o.o.	20%	Croatia
WPC Agro I 17-13 B.V.	100%	The Netherlands
WPC Agro II 17-17 B.V.	100%	Netherlands
WPC Agro III 17-20 B.V.	100%	Netherlands
WPC Agro IV 17-22 B.V.	100%	Netherlands
WPC Agro V 17-32 B.V.	100%	Netherlands
WPC App 1 AS (f/k/a Inceptum 804 AS)	100%	Norway
WPC APP 17-34 B.V.	100%	Netherlands
WPC Drunen 17-27 B.V.	100%	Netherlands
WPC Flagland 17-18 B.V.	100%	Netherlands
WPC FM 17-35 B.V.	100%	Netherlands
WPC FM Czech s.r.o.	100%	Czech Republic
WPC FM Slovakia s.r.o.	100%	Slovakia
WPC FriesCamp 17-30 B.V.	100%	Netherlands
WPC GELSENKIRCHEN 17-33 B.V.	100%	Netherlands
WPC Jumb 17-19 B.V.	100%	Netherlands
WPC Lipowy Sp.z.o.o.	50%	Poland
WPC Madde 17-11 B.V.	100%	Netherlands
WPC NatExp 17-9 B.V.	100%	Netherlands
WPC Noki Sp. z o.o.	100%	Poland
WPC Tesc 17-3 B.V.	100%	Netherlands
WPC WGN 17-2 B.V.	100%	Netherlands
Wyckoff Self Storage NYC Mezz, LLC	100%	Delaware
Wyckoff Self Storage NYC, LLC	100%	Delaware
Zakup Agro 4 d.o.o.	100%	Croatia
Zerega Self Storage NYC Mezz, LLC	100%	Delaware
Zerega Self Storage NYC, LLC	100%	Delaware